Income Taxes (Details 1) - MXN ($) $ in Thousands	12 Months Ended
	Dec. 31, 2019	Dec. 31, 2018	Dec. 31, 2017
Income Taxes [Abstract]
Profit before income tax	$ 704,834	$ 449,446	$ 304,625
Tax rate	30.00%	30.00%	30.00%
Income tax expense calculated at 30% statutory tax rate	$ 211,450	$ 134,834	$ 91,388
Inflation effects, net	6,278	6,408	4,832
Non-deductible expenses	3,202	3,217	2,340
Other items, net	11,762	5,720	(1,609)
Total income tax expense	$ 232,692	$ 150,179	$ 96,951